UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2018

CYTRX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11726 San Vicente Boulevard, Suite 650
Los Angeles, California  90049
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 826-5648

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders
(a)
On Thursday, August 9, 2018, CytRx Corporation (the "Company") held its 2018 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, 25,675,500 shares, or approximately 76.33% of all outstanding shares of common stock, were present either in person or by proxy.

(b)	CytRx stockholders voted on the matters set forth below, with the final vote results presented below.

Proposal 1 – All nominees for election to the CytRx Board of Directors (the "Board") as Class III directors were elected, each for a three-year term set to expire at the Annual Meeting of Stockholders to be held in 2021, based upon the following votes:

Name	For	Withheld	Broker Non-Votes
Dr. Earl W. Brien	6,272,599	3,089,173	16,313,728
	67.00%	33.00%
Mr. Joel K. Caldwell	6,225,532	3,135,128	16,313,728
	66.51%	33.49%

Proposal 2 – Stockholders approved, on an advisory basis, the compensation of the Company's named executive officers, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
4,760,214	4,523,967	77,591	16,313,728
50.85%	48.32%	0.83%
Proposal 3 – Stockholders approved the Board's proposal to ratify the appointment of BDO USA, LLP as CytRx's independent registered public accounting firm for 2018, based upon the following votes:

For	Against	Abstain	Broker Non-Votes*
17,449,279	7,190,630	1,035,591	0
67.96%	28.01%	4.03%
* Brokers were permitted to cast stockholder non-votes (uninstructed shares) at their discretion on this proposal item, and these non-votes are reflected in the results columns as either "For," "Against," or "Abstain."

Stockholder Proposals

Proposal S1: the stockholder proposal regarding "Barring Officers and Employees From Board Service" was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
4,129,896	5,180,167	51,436	16,313,728
44.12%	55.88%	0.55%

Proposal S2: the stockholder proposal regarding "Amend Charter to Terminate CEO Upon Felony Conviction" was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
4,454,335	4,859,085	48,352	16,313,728
47.58%	52.42%	0.52%

Proposal S3: the stockholder proposal regarding "Pricing of Stock, Options and Warrants" was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
3,970,421	3,272,130	2,114,721	16,313,728
42.43%	57.57% **	22.60%
** In accordance with the Company's voting standards, abstentions are added to the tally of "Against" votes, since the shares underlying an abstention are counted as present at the Annual Meeting.

Proposal S4: the stockholder proposal regarding "Indemnification of Officers" was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
3,821,241	3,370,788	2,169,743	16,313,728
40.82%	59.18% **	23.18%
** In accordance with the Company's voting standards, abstentions are added to the tally of "Against" votes, since the shares underlying an abstention are counted as present at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

Date: August 13, 2018	By:	/s/ JOHN Y. CALOZ
John Y. Caloz
Chief Financial Officer